ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Supplement dated June 9, 2009 to the Statement of Additional Information dated May 1, 2009

I.	Conflict of Interest and Compensation

The following is added to the Portfolio Managers: Compensation and Conflicts Policies section of the Statement of Additional Information (“SAI”).

First Quadrant

Compensation

First Quadrant compensates its investment professionals based upon a combination of performance factors, including the relative investment performance of the strategies they help to manage and their accomplishments and productivity in terms of achieving annual goals. There is no single employee of First Quadrant who acts as a sole portfolio manager, rather there is a team of investment professionals who manages the investment strategy used in the Academic Strategies Portfolio. Compensation levels, including annual performance bonuses, profit sharing, deferred compensation arrangements and ownership equity in First Quadrant are determined by the senior management team. In determining annual bonuses employees are evaluated using 1-year and multi-year performance periods. In addition to individual performance, overall firm performance and pre-tax revenues carries an important weight in the decision as well. First Quadrant implements a compensation policy specifically designed to attract and retain high caliber investment professionals as evidenced by the experience and background of the investment team and the low turnover rate of its members.

Conflicts of Interest

First Quadrant is aware that conflicts of interest may arise and that every effort should be made to prevent them. Should they develop, they must be corrected immediately. We consider conflicts of interest, among other things, to be circumstances that would (i) compromise the impartiality and integrity of the services we provide, (ii) disadvantage a Client relative to other clients and (iii) create an advantage for the firm over a Client, or for one Client over another. The firm's structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. Detailed information about First Quadrant is disclosed in its Form ADV, specifically in Part II; however, we would like to highlight the following: First Quadrant's investment approach is quantitative in nature. Computer models are the primary source of trading decisions and, although monitored daily, are not exposed to the levels of "subjectivity" risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

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II.	Other Account Information

The following is added to the Portfolio Managers: Other Accounts section of the Statement of Additional Information (“SAI”).

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
Adviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
First Quadrant	Ken Ferguson, PhD	2/$262.4 million	12/$2.040 billion	20/$12.7634 billion	None
			7/$1.829 billion	10/$4.820 billion
	Dori Levanoni	2/$262.4 million	12/$2.040 billion	20/$12.7634 billion	None
			7/$1.829 billion	10/$4.820 billion
	Steve Richey		3/$1.443 billion	9/$3.777 billion	None
3/$1.322 billion

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